                                                                    EXHIBIT 24.1


                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert
L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 25th day of October, 1999.



                                                      /s/ W. Dennis Heagney
                                                      ---------------------
                                                      W. Dennis Heagney

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 25th day of October, 1999.


                                                      /s/ Richard D. Kinder
                                                      ---------------------
                                                      Richard D. Kinder

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents, and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 25th day of October, 1999.



                                                      /s/ Ronald L. Kuehn Jr.
                                                      -----------------------
                                                      Ronald L. Kuehn Jr.

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of October, 1999.



                                                      /s/ Robert J. Lanigan
                                                      ---------------------
                                                      Robert J. Lanigan

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of October, 1999.



                                                      /s/ Fridtjof Lorentzen
                                                      ----------------------
                                                      Fridtjof Lorentzen

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 25th day of October, 1999.


                                                      /s/ Max L. Lukens
                                                      -----------------
                                                      Max L. Lukens

                            TRANSOCEAN OFFSHORE INC.

                                Power of Attorney


         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the Company's merger with Sedco Forex Holdings Limited, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis, and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 20th day of October, 1999.



                                                      /s/ Kristian Siem
                                                      -----------------
                                                      Kristian Siem


                                       8